SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                          FILED BY THE REGISTRANT /X/

                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           Check the appropriate box:

                        / /  Preliminary Proxy Statement
                        /X/  Definitive Proxy Statement
                      / /  Definitive Additional Materials
       / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                  / / Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

                            NEW FRONTIER MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                             /X/  No fee required.

 / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           [New Frontier Media Logo]

                            NEW FRONTIER MEDIA, INC.
                       7007 Winchester Circle, Suite 200
                            Boulder, Colorado 80301
                              Tel. (303) 444-0900

                                                                   July 23, 2004

Dear Fellow Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of New Frontier Media, Inc., a Colorado corporation (the "Company"), to be held at 10:00 a.m., Mountain Daylight Time, on August 24, 2004, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021.

     At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

     * Election of six directors to the board of directors for the following year and until their successors are elected. The board of directors unanimously recommends a vote FOR election of the nominees on the enclosed proxy card.

     * Ratification of the appointment of Grant Thornton LLP as the Company's independent auditors. The board of directors unanimously recommends a vote FOR this proposal.

     * Transaction of such other business as may properly come before the meeting or any adjournment.

     The official notice of meeting, proxy statement, and proxy card are included with this letter. The matters listed in the notice of meeting are described in detail in the accompanying proxy statement. We are also providing you with a copy of the Company's annual report on Form 10-K for the Company's fiscal year ended March 31, 2004.

     Whether or not you expect to attend, the board of directors urges you to vote your shares by signing, dating, and returning the enclosed proxy card in the envelope provided, which is postage paid if mailed in the United States.

                                               Very truly yours,

                                               /s/ Michael Weiner

                                               Michael Weiner
                                               Chief Executive Officer and
                                               Secretary

                            NEW FRONTIER MEDIA, INC.
                       7007 Winchester Circle, Suite 200
                            Boulder, Colorado 80301
                              Tel. (303) 444-0900

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of New Frontier Media, Inc.:

     We hereby notify you that the annual meeting of shareholders of New Frontier Media, Inc., a Colorado corporation (the "Company"), will be held on August 24, 2004 at 10:00 a.m., Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021 for the following purposes:

     * to elect six directors to the board of directors to hold office for the following year and until their successors are elected;

     * to ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

     * to transact such other business as may properly come before the meeting or any adjournments.

     The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The board of directors has fixed the close of business on July 21, 2004, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment. You may examine a list of the shareholders of record as of the close of business on July 21, 2004, for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at the offices of the Company, located at 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

                             YOUR VOTE IS IMPORTANT

     Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Michael Weiner

                              Michael Weiner
                              Chief Executive Officer and Secretary

Boulder, Colorado
July 23, 2004

                            NEW FRONTIER MEDIA, INC.
                       7007 Winchester Circle, Suite 200
                            Boulder, Colorado 80301
                              Tel. (303) 444-0900

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

     This proxy statement is being furnished to holders of shares of common stock, $.0001 par value per share, of New Frontier Media, Inc., a Colorado corporation (the "Company"), in connection with solicitation of proxies on behalf of the board of directors of the Company for use at the annual meeting of shareholders to be held on August 24, 2004 at 10:00 a.m., Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, and at any adjournment. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. The board of directors currently knows of no other business that will come before the meeting.

     The notice of annual meeting, proxy statement, and proxy card are being mailed to shareholders on or about July 23, 2004. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by the directors, officers, and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

     The board of directors is soliciting votes FOR the Company's slate of nominees for election to the board of directors and FOR ratification of the appointment of the firm of Grant Thornton LLP as the Company's independent auditors.

INFORMATION ABOUT VOTING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors is providing these proxy materials for you in connection with the Company's annual meeting of shareholders, which will take place on August 24, 2004. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report on Form 10-K is also enclosed.

Q:  WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The two items of business scheduled to be voted on at the annual meeting are (1) election of directors and (2) ratification of the independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:  HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.

Q:  WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on July 21, 2004, the record date. These shares include (1) shares held directly in your name as a shareholder of record and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    If your shares are registered directly in your name with the Company's transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:  HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on July 21, 2004, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in "street name"), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 21, 2004, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Mountain Daylight Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a "legal proxy" giving you the right to vote the shares.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:  CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a "legal proxy" from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Michael Weiner, Chief Executive Officer and Secretary, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

Q:  WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Ms. Karyn Miller at New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301, tel.
    (303) 786-8700, e-mail kmiller@noof.com.

    If you need additional copies of this proxy statement or voting materials, you should contact Ms. Miller as described above.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote FOR all of the six nominees or you may direct your vote to be WITHHELD with respect to one or more of the six nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of the Company's nominees and FOR ratification of the independent auditors and, in the discretion of the proxy holders, on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:  WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one third of the Company's shares of capital stock outstanding on July 21, 2004 is necessary to constitute a quorum. Under the Colorado Business Corporation Act and the Company's articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name" and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the six persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

    All other proposals require the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against other proposals.

Q:  WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2004.

Q:  WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Weiner, the Company's Chief Executive Officer and Secretary, and Karyn Miller, the Company's Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:  WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of the Company's common stock issued and outstanding as of the close of business on July 21, 2004, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 21,959,408 shares of common stock were issued and outstanding.

Q:  WHO WILL COUNT THE VOTES?

A: One or more inspectors of election will tabulate the votes. We expect that each inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements,
    (2) to allow for the tabulation of votes and certification of the vote, or
    (3) to facilitate a successful proxy solicitation.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the written proposal must be received by the Company no later than April 26, 2005. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

     The board of directors, based on the recommendation of the nominating committee of the board of directors, is proposing a slate of directors consisting of six incumbent directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR EACH OF THESE NOMINEES.

THE NOMINEES

The nominees are listed below:

            NAME               AGE                      POSITION                      DIRECTOR SINCE
----------------------------   ---    ---------------------------------------------   --------------
Michael Weiner (4)..........   63     Chief Executive Officer, Secretary and               1995
                                      Director
Dr. Skender Fani (1)(4).....   64     Director                                             2002
Melissa Hubbard (3)(4)......   45     Director                                             2002
Alan Isaacman (4)...........   61     Director                                             1999
David Nicholas (1)(2)(4)....   50     Director                                             2002
Hiram J. Woo (2)(3)(4)......   68     Director                                             2001

---------------
(1) Member of the compensation committee

(2) Member of the audit committee

(3) Member of the nominating committee

(4) Member of the executive committee

     It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of Michael Weiner, Dr. Skender Fani, Melissa Hubbard, Alan Isaacman, David Nicholas, and Hiram J. Woo, each to serve as a director until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

     No director or executive officer of the Company is related to any other director or executive officer. Other than Dr. Skender Fani, none of the Company's officers or directors hold any directorships in any other public company. A majority of our board members are independent; the current independent directors are Dr. Skender Fani, Melissa Hubbard, David Nicholas, Hiram Woo, and Matthew Armstrong.

     Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

     MICHAEL WEINER. In January 2004, Mr. Weiner was appointed to the position of Chief Executive Officer of the Company. He co-founded the Company in 1995 and held the title of Executive Vice President from 1995 until February 2003. As Executive Vice President, Mr. Weiner oversaw content acquisitions, network programming, and all contract negotiations related to the business affairs of the Company. In February 2003, he was appointed President of the Company, a position he held until January 2004. Prior to 1995, Mr. Weiner was in the real estate business for 20 years, specializing in shopping center development and redevelopment. He was involved as an owner, developer, manager, and syndicator of real estate in excess of $250 million.

     DR. SKENDER FANI. Dr. Fani is a leading European-based sports and entertainment attorney, representing many of Europe's top athletes and entertainers for over 20 years. In addition, he is a consultant to several major media and television companies in Europe. Dr. Fani is also the personal advisor to several major international soccer teams and their owners, including teams such as FC Barcelona, Juventus Torino, Dynamo Kiev, and MAGNA Austria. Dr. Fani is a member of the board of directors of Consulier Engineering, Inc., a Florida-based company listed on the Nasdaq SmallCap Market.

     MELISSA HUBBARD. Ms. Hubbard currently serves as outside general counsel to several investment banking and technology-related companies based in Colorado, advising them on corporate, securities, licensing, and compliance issues. In addition, she serves as an arbitrator for matters administered by the American Arbitration Association and the National Association for Securities Dealers. She was recently selected by the Federal Communications Commission to serve on a special panel that will arbitrate matters relating to retransmission consent and programming agreements. From 1992 through June 2001, Ms. Hubbard was Senior Vice President and general counsel of Daniels & Associates, L.P., and also served as an advisor to its executive committee. Located in Denver, Colorado, Daniels & Associates, L.P. is a leader in mergers-and-acquisitions and financial services to the cable, telecommunications, media, and Internet industries worldwide. Prior to that, she was a partner in the corporate/securities group of Holland & Hart, L.L.P., the largest law firm in the Rocky Mountain region. She received her A.B. with high honors from Stanford University in 1980 and attended Georgetown Law School and the University of Colorado Law School, from which she received her J.D. in 1983.

     ALAN ISAACMAN. Mr. Isaacman is a senior partner of Isaacman, Kaufman & Painter, a Los Angeles, California law firm. Mr. Isaacman is a renowned litigation attorney representing general corporate clients as well as clients from the media and entertainment industries. He is considered an expert on First Amendment rights and has experience in areas of copyright, antitrust, securities, right to privacy and general entertainment law. Mr. Isaacman has successfully defended clients on First Amendment cases throughout the judicial system up to and including the Supreme Court of the United States. Mr. Isaacman received his undergraduate at Penn State University and received his law degree from Harvard University Law School. He is a Fellow of the American College of Trial Lawyers and is included in the Best Lawyers in America.

     DAVID NICHOLAS. Since February 2004, Mr. Nicholas has been Vice President of Sales for N2 Broadband, Inc., a company based in Duluth, Georgia, that is the leading provider of open-platform solutions that allow cable network operators and content providers to offer on-demand services like video-on-demand (VOD). From January 2000 until February 2004, Mr. Nicholas was Vice President of Concurrent Computer Corporation in charge of worldwide sales of VOD; in that position, he was responsible for creating and implementing VOD business strategies, overseeing sales and support services, and negotiating contracts with Concurrent's major customers, such as Comcast Corporation, Time Warner, Inc., and Charter Communications, Inc. Prior to joining Concurrent, Mr. Nicholas was from 1995 to 1999 Executive Vice President of the Industrial Systems Division of Pioneer Electronics Corporation, where he played a lead role in securing a major contract with Time Warner to supply its digital set top boxes.

     HIRAM J. WOO. Since February 2004, Mr. Woo has been President, Chief Executive Officer, and director of Consolidated Food Service Corporation, owner and operator of a small chain of steakhouse restaurants in Northern California. From 1997 through 2002, Mr. Woo was President and director of Steakhouse Partners, Inc., an operator of 65 full-service steakhouse restaurants located in 11 states. On February 15, 2002, Steakhouse Partners, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. From 1985 through 1996, Mr. Woo was President of Regal Financial & Development Corporation, a real estate development and planning firm. While at Regal Financial & Development Corporation, Mr. Woo was responsible for acquisitions, feasibility analyses, financing and the overall coordination of all development and construction projects with an emphasis on residential single-family homes and multiple residential units. Mr. Woo managed over $300 million of real estate development projects in the Western United States under this entity. Mr. Woo has wide experience in accounting, taxes and management advisory services, actively practicing in his mid-size CPA firm for a period of ten years. Mr. Woo graduated form the University of California, Berkeley, with a Bachelor of Science Degree in Accounting and Finance and is a licensed Certified Public Accountant in California.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

     The audit committee, currently consisting of Messrs. Nicholas and Woo and Matthew Armstrong, is responsible for recommending independent auditors and reviewing management actions in matters relating to audit functions. The committee reviews, with independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The report of the audit committee for fiscal year 2004 can be found below under the heading "Proposal Two: Ratification of Appointment of Independent Auditors."

     The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

     The audit committee has recommended the selection of Grant Thornton LLP as the Company's independent auditors for the year ended March 31, 2005. Grant Thornton reports directly to the audit committee.

     All audit committee members are "independent" in accordance with rule 4200(a)(14) of the Nasdaq Marketplace Rules. Our board of directors has determined that Mr. Woo qualifies as an "audit committee financial expert" as that term is used in section 407 of the Sarbanes-Oxley Act of 2002.

     The audit committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website, www.noof.com. The audit committee has adopted a non-retaliation policy and a complaint-monitoring procedure to enable confidential and anonymous reporting to the audit committee.

COMPENSATION COMMITTEE

     The compensation committee, currently consisting of Messrs. Fani and Nicholas, determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to the Company's stock option plans, to grant options and other awards under the stock option plans, and to interpret the stock option plans.

     All members of the compensation committee are "independent" in accordance with rule 4200(a)(14) of the Nasdaq Marketplace Rules.

     The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website, www.noof.com.

NOMINATING COMMITTEE

     The nominating committee was formed by the Company's board of directors on August 20, 2002. It currently consists of Ms. Hubbard and Mr. Woo, each of whom is independent. The nominating committee operates under a written charter, a copy of which is available on our website, www.noof.com.

     The nominating committee performs the following functions:

     * It considers, and recommends to the board of directors, individuals for appointment or election as directors.

     * It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors.

     * It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee.

     * It assists management in preparing proxy statement disclosure regarding the operations of the committee.

     * It reports to the board of directors on a regular basis, not less than once a year.

     * It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

     Candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

     In evaluating an incumbent director whose term of office is set to expire, the nominating committee reviews that director's overall service to the Company during that director's term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by that director during his or her term.

     When selecting a new director nominee, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an "Audit Committee Financial Expert," as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to consider the candidates' qualifications and chooses a candidate by majority vote.

     Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Chairman of the Nominating Committee, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations,
(2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of New Frontier shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

     The nominating committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

     Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

EXECUTIVE COMMITTEE

     The executive committee, currently consisting of Ms. Hubbard and Messrs. Weiner, Fani, Isaacman, Nicholas and Woo, has met or taken written action when the board of directors was not otherwise meeting and has the same level of authority as the board of directors, including the authority to form board committees, except that it cannot amend the Company's by-laws, or take any other action not permitted to be delegated to a committee under Colorado law. The Company does not currently anticipate that the executive committee will hold any meetings in fiscal year 2005.

COMMUNICATIONS FOR OUR SHAREHOLDERS TO THE BOARD OF DIRECTORS

     Our board of directors recommends that shareholders direct to the Company's assistant corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to gsawicki@noof.com, by facsimile to (303) 444-0848, or by mail to George Sawicki, Assistant Secretary, New Frontier Media, Inc., 7007 Winchester Circle, Suite 200, Boulder, Colorado 80301.

     This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the assistant corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the assistant corporate secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

     During the Company's fiscal year ended March 31, 2004, the board of directors held four meetings and acted by unanimous written consent four times. In addition, the independent members met in executive session without the non-independent directors being present. Each director attended more than 75% of the board meetings and meetings of the board committees on which he or she served.

     During the Company's fiscal year ended March 31, 2004, the compensation committee met twice, the audit committee met five times, the nominating committee met once, and the executive committee met three times and acted once by unanimous written consent.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2003 annual meeting of shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of any class of equity securities of the Company are required to file certain reports, within specified time periods, indicating their holdings of and transactions in any class of equity securities and derivative securities. Based solely on a review of any such reports provided to the Company and written representations from such persons regarding the necessity to file any such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended March 31, 2004.

CORPORATE GOVERNANCE

     The Company operates according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has made changes to its corporate governance and listing requirements. The board of directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area. Some are described below; others are described elsewhere in this proxy statement.

STATEMENT OF POLICY

     The Company has adopted a statement of policy relating to the duties and responsibilities of the board of directors.

CODE OF ETHICS

     The Company has adopted two codes of ethics, one relating to financial management (for its principal executive officer and its senior financial officers), the other relating to business conduct. A copy of each code of ethics is available on our website. Violations of either code of ethics may be reported to the audit committee.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

     The Company complies with and will operate in a manner consistent with recently enacted legislation outlawing extensions of credit in the form of personal loans to or for its directors and executive officers.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to the Company's chief executive officer and the three other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for the three fiscal years ended March 31, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                             ---------------------------------------    SECURITIES
                                                                        OTHER ANNUAL    UNDERLYING    ALL OTHER
             NAME AND                                                   COMPENSATION    OPTIONS/      COMPENSATION
        PRINCIPAL POSITION           YEAR    SALARY ($)    BONUS ($)        ($)         SARS (#)       ($)(1)
-----------------------------------  ----    ----------    ---------    ------------    ----------    ------------
Michael Weiner, ...................  2004      318,077      315,000              --            --         6,637
Chief Executive Officer              2003      275,000           --              --            --         6,635
                                     2002      272,115           --              --            --         8,299
Ken Boenish,  .....................  2004      298,077      250,000              --            --         8,213
President of Colorado Satellite      2003      248,077       50,000              --       100,000         7,917
Broadcasting, Inc.                   2002      200,000      274,440              --            --         4,556
Karyn Miller, .....................  2004      159,231      100,000              --            --         5,510
Chief Financial Officer              2003      144,808       10,000              --            --         4,781
                                     2002      131,154       50,000              --            --         2,856
Bill Mossa,  ......................  2004      137,280      194,150              --            --         6,469
V.P. Affiliate Sales & Marketing of  2003      136,671      109,991              --            --         4,968
Colorado Satellite Broadcasting,     2002      127,192      147,671       17,657(2)        40,000         4,192
Inc.

---------------

(1) "All Other Compensation" includes amounts contributed to the Company's 401(k) plan on behalf of the Named Executive Officers.

(2) "Other Annual Compensation" for Mr. Mossa includes $12,457 of moving expenses and an automobile allowance of $5,200. While each of the other Named Executive Officers enjoy certain perquisites, those perquisites do not exceed the lesser of either $50,000 or 10% of each Named Executive Officer's salary and bonus.

     No grants of stock options or stock appreciation rights were made during the last fiscal year to any of the Named Executive Officers, but the following table contains information relating to exercise of stock options by the Named Executive Officers during the last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          SHARES                           UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                         ACQUIRED ON       VALUE            OPTIONS AT FY-END (#)             AT FY-END ($)(1)
                         EXERCISE         REALIZED       ---------------------------     ---------------------------
        NAME                (#)             ($)          EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
---------------------    -----------     -----------     -----------     -----------     -----------     -----------
Michael Weiner.......       --               --            765,000              --       $4,113,750             --
Ken Boenish..........     35,000          $ 236,250        200,000              --       $1,019,500             --
Karyn Miller.........     14,000          $  76,895        141,000              --       $  638,765             --
Bill Mossa...........     15,000          $ 107,250         61,400          13,600       $  295,422        $57,528

---------------

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock at the Company's year end ($7.75).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides certain information concerning our equity compensation plans as of March 31, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                           NUMBER OF SECURITIES
                                                                           REMAINING AVAILABLE
                                                                                   FOR
                         NUMBER OF SECURITIES                             FUTURE ISSUANCE UNDER
                                TO BE               WEIGHTED-AVERAGE       EQUITY COMPENSATION
                         ISSUED UPON EXERCISE           EXERCISE                  PLANS
                                  OF              PRICE OF OUTSTANDING    (EXCLUDING SECURITIES
                         OUTSTANDING OPTIONS,    OPTIONS, WARRANTS AND     REFLECTED IN COLUMN
    PLAN CATEGORY        WARRANTS AND RIGHTS             RIGHTS                    (A))
----------------------  ----------------------   ----------------------   ----------------------
                                 (a)                      (b)                      (c)
Equity compensation
plans approved by
security holders......       2,395,550           $       2.88                          1,551,300

Equity compensation
plans not approved by
security holders......         918,000           $       5.63                                 --
                        ----------------------   ----------------------   ----------------------
Total.................       3,313,550           $       3.64                          1,551,300
                        ----------------------   ----------------------   ----------------------
                        ----------------------   ----------------------   ----------------------

MATERIAL FEATURES OF EACH PLAN NOT APPROVED BY SHAREHOLDERS

     The 918,000 shares issuable under plans that were not approved by our shareholders are all issuable on exercise of individual warrants granted outside of a warrant plan. Each such grant was made in connection with agreements entered into by the Company in connection with consulting services, debt financing, or content licensing. All such warrants are due to expire no later than 2009.

COMPENSATION OF DIRECTORS

     Company directors who are not also employees are reimbursed for reasonable travel expenses related to attendance at board meetings and are paid $7,500 following attendance of each regular meeting of the board, $500 following attendance at each special meeting of the board of directors, and $1,000 following attendance at each meeting of any committee on which they serve. In addition, the Company awards each director 100,000 non-qualified options to purchase the Company's common stock at fair market value or higher for his or her first year of service as a director and 25,000 such options for each successive term. Company directors who are employees are not compensated for their services as director.

EMPLOYMENT CONTRACTS OF NAMED EXECUTIVE OFFICERS

     The Company has an employment agreement with Michael Weiner that ends on March 31, 2006. This agreement provides for the payment of an annual base salary of $315,000 and such bonuses, if any, as may be determined by the Company's compensation committee. The agreement provides that if Mr. Weiner terminates his employment after a change in control of the Company or is terminated without cause, the Company must pay Mr. Weiner an amount equal to his base salary for the duration of the employment period. The agreement further provides that, upon the occurrence of a change of control of the Company at a price equal to $5.00 per share or higher, the Company must pay Mr. Weiner a bonus, to be paid out over a period of one year, equal to his annual base salary.

     The Company has an employment agreement with Karyn Miller that ends on March 31, 2006. The agreement provides for the payment of an annual base salary of $150,000 for the first year of the agreement (starting August 2002), with annual reviews thereafter, and such bonuses, if any, as may be determined by the Company's compensation committee. The agreement provides that if Ms. Miller terminates her employment in accordance with her employment agreement, or is terminated without cause within six months after a change in control of the Company, the Company shall pay Ms. Miller an amount equal to her base salary for the duration of the employment period or for one year, whichever is less, and the amount of bonus, if any, paid to Ms. Miller for the fiscal year preceding the change in control.

     The Company's wholly owned subsidiary Colorado Satellite Broadcasting, Inc. has an employment agreement with Ken Boenish that ends on March 31, 2006. This agreement provides for the payment of an annual base salary of $300,000, plus a bonus of up to $75,000 per year, with the amount of the bonus depending on the revenues Colorado Satellite Broadcasting receives from its agreement with On Command. Mr. Boenish is also entitled to such bonuses, if any, as may be determined by the Company's compensation committee. The agreement provides that if Mr. Boenish terminates his employment after a change in control of the Company or is terminated without cause, the Company must pay Mr. Boenish an amount equal to his base salary for the duration of the employment period.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's articles of incorporation eliminate the personal liability of our directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the compensation committee has ever served as an officer or employee of the Company or any of our subsidiaries. During the last fiscal year, none of our executive officers served on the board of directors or compensation committee of any other entity whose officers served either on our board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

     Executive Compensation Philosophy. Our executive compensation philosophy emphasizes three guiding principles. First, providing a competitive executive compensation package that enables us to attract, motivate and retain talented executives. Second, basing a major portion of each executive's annual cash compensation on our earnings per share and our net income or the net income of the group or unit for which the executive is primarily responsible. Third, aligning the financial interests of executives with long-term total shareholder return, particularly through stock options.

     Our executive compensation program has three major components: base salaries, annual incentives, and long-term incentives.

     Base Salaries. Our executive officers receive base salaries as compensation for their job performance, abilities, knowledge, and experience. The base salaries of Michael Weiner, Ken Boenish and Karyn Miller are determined under the terms of their respective employment contracts with us. Apart from any contractual commitments, the compensation committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience and to place more emphasis on the incentive portion of executive compensation, thereby correlating compensation to performance. The compensation committee reviews base salaries annually and determines increases based upon an executive officer's contribution to corporate performance and on competitive market conditions.

     Annual Incentive Compensation. Our executive officers may also receive annual bonuses at the discretion of the compensation committee.

     Long-Term Incentives. The compensation committee believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

     Respectfully submitted July 1, 2004 by the members of the compensation committee.

                      DAVID NICHOLAS AND DR. SKENDER FANI


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table states, as of June 9, 2004, the number and percentage of shares of Company common stock owned by each person owning at least 5% of the outstanding shares of Company common stock, each officer and director owning stock, each nominee for director owning stock, and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after June 9, 2004, are deemed outstanding, but those shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 21,954,458 shares of common stock outstanding as of June 9, 2004, as reported in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission on June 14, 2004.

     Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

                  NAME AND ADDRESS OF                     NUMBER OF SHARES
                   BENEFICIAL OWNER                       BENEFICIALLY OWNED         PERCENT
-------------------------------------------------------   ------------------         ----------
Michael Weiner ........................................          838,116(1)               4%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Alan Isaacman .........................................          325,000(2)               1%
     8484 Wilshire Blvd. Suite 850
     Beverly Hills, CA 90211
Ken Boenish ...........................................          176,000(3)               1%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Karyn Miller ..........................................          127,000(4)               1%
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Hiram Woo .............................................           90,000(5)                *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Dr. Skender Fani ......................................           30,000                   *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Melissa Hubbard .......................................           44,500(6)                *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Bill Mossa ............................................           68,200(7)                *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
David Nicholas ........................................           40,000(8)                *
     7007 Winchester Circle, Suite 200
     Boulder, CO 80301
Royce & Associates ....................................        1,329,500(9)               6%
     1414 Avenue of the Americas
     New York, NY 10119
LCG Holdings, LLC .....................................        1,106,498(10)              5%
     599 Lexington Avenue
     35th Floor
     New York, NY 10022
All officers and directors as a group (9 persons)......        1,738,816                 8%*

---------------
   * Less than 1%.

 (1) Includes the right to acquire 655,000 shares of common stock within 60 days upon the exercise of employee stock options and warrants.

 (2) Includes the right to acquire 325,000 shares of common stock within 60 days upon the exercise of stock options.

 (3) Includes the right to acquire 175,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (4) Includes the right to acquire 121,000 shares of common stock within 60 days upon the exercise of employee stock options.

 (5) Includes the right to acquire 90,000 shares of common stock within 60 days upon the exercise of stock options.

 (6) Includes the right to acquire 40,000 shares of common stock within 60 days upon the exercise of stock options. Ms. Hubbard disclaims the beneficial ownership of 500 shares of stock owned by her husband.

 (7) Includes the right to acquire 68,200 shares of common stock within 60 days upon the exercise of employee stock options.

 (8) Includes the right to acquire 40,000 shares of common stock within 60 days upon the exercise of stock options.

 (9) This share total is derived from a Schedule 13G filed by Royce & Associates on February 5, 2004.

(10) This share total is derived from a Schedule 13G filed by LCG Holdings, LLC on April 6, 2004.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poor's SmallCap 600 Index and (c) the total return on a peer group index. The Standard & Poor's SmallCap 600 index includes companies with a market capitalization of between $300 million and $1 billion, the current average market capitalization being approximately $456,654,000. The peer group is an index weighted by the relative market capitalization of Playboy Enterprises, Inc. and Private Media Group, Inc., both of which were selected for being in industries related to ours (provider of adult content), and for having revenues of $315,844,000 and $48,723,000, respectively, in their most recently reported fiscal years.

     The following graph assumes that $100 had been invested in each of the Company, the Standard & Poor's Small Cap 600 Index and the two-member peer group on March 31, 1999.


                                                              INDEXED RETURNS
                                 Base                             Years Ending
                                Period
Company Name / Index             Mar99          Mar00        Mar01       Mar02       Mar03        Mar04
--------------------------------------------------------------------------------------------------------
NEW FRONTIER MEDIA INC            100          269.57        67.75       44.29       18.55       179.71
S&P SMALLCAP 600 INDEX            100          130.70       129.02      157.37      118.32       185.15
PEER GROUP                        100          124.95        70.76       88.02       36.69        61.25




     The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company paid $652,956 to Isaacman, Kaufman, & Painter during the fiscal year ended March 31, 2004, for legal services provided by the firm. The Company's board member Alan Isaacman is a senior partner of Isaacman, Kaufman & Painter.

                                 PROPOSAL TWO:
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

     Grant Thornton has been the principal accounting firm for the Company since November 2001. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

     The Company anticipates that representatives of Grant Thornton LLP will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter, a copy of which is available on our website, www.noof.com. The audit committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The audit committee also reviews with the independent auditor the scope and results of its audit engagement, and the Company's system of internal controls and procedures, and it reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements for the Company for the fiscal year ended March 31, 2004 with the Company's management and Grant Thornton LLP, the Company's independent auditors.

     In accordance with the Sarbanes-Oxley Act of 2002, in May 2004 the audit committee established the New Frontier Media, Inc. "Audit Committee Pre-Approval Policy" whereby the audit committee is required to annually pre-approve the audit fees and the provision of certain tax and other non-audit related services by Grant Thornton LLP after Grant Thornton LLP describes to the audit committee the services to be performed and specific fee estimates for each such service. A copy of that policy is attached as appendix A to this proxy statement. The audit committee limits the engagement by the Company of Grant Thornton LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The audit committee considered the provision by Grant Thornton LLP of the tax services referred to below and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of Grant Thornton LLP.

     The audit committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the audit committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton its independence from the Company and its management.

     Finally, in reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements for the Company for the fiscal year ended March 31, 2004, be included in our annual report on Form 10-K for the year ended March 31, 2004. We have filed that annual report with the Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

Audit Fees

     Fees for audit services totaled approximately $352,831 in fiscal year 2004 and approximately $307,832 in fiscal year 2003, including fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

Tax

     Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $109,765 in fiscal year 2004 and approximately $92,415 in fiscal year 2003.

Audit-Related Fees

     Fees for audit-related services not described above totaled approximately $23,325 in fiscal year 2004 and approximately $48,282 in fiscal year 2003. In fiscal year 2004, these fees were principally related to the audit of the Company's 401(k) plan; in fiscal year 2003, these fees were principally related to the audit of the Company's 401(k) plan, the filing of a Form S-8 registration statement registering shares of Company common stock issuable on exercise of options or awards available for grant under the Company's 2001 Incentive Stock Plan, and responding to an SEC comment letter.

     Respectfully submitted July 16, 2004 by the members of the audit committee.

              HIRAM J. WOO, MATTHEW ARMSTRONG, AND DAVID NICHOLAS

                                    *  *  *

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Michael Weiner

                                        Michael Weiner
                                        Chief Executive Officer and Secretary

Dated: July 23, 2004

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                                                                      APPENDIX A
                                                              Effective May 2004

                            NEW FRONTIER MEDIA, INC.

        GUIDELINES FOR THE PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES
                BY THE NEW FRONTIER MEDIA, INC. AUDIT COMMITTEE

     The New Frontier Media, Inc. Audit Committee ("the Committee") has adopted the following guidelines regarding the engagement of the Company's independent auditor to perform audit and non-audit services for the Company:

1. For audit services, the independent auditor will provide the Committee with an engagement letter during the fourth quarter of each fiscal year outlining the scope of the audit services proposed to be performed during the next fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its next Audit Committee meeting.

2. For non-audit services, the Company's Chief Financial Officer will submit to the Committee for approval (during the first quarter of each fiscal year) the list of non-audit services that he or she recommends the Committee engage the independent auditor to provide for the fiscal year. The Company's CFO and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for each such service. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

3. To ensure prompt handling of unexpected matters, the Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Committee at the next Committee meeting.

4. The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee.

P
R
O
X
Y

                            NEW FRONTIER MEDIA, INC.
                      2004 ANNUAL MEETING OF SHAREHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned, revoking all previous proxies, hereby appoints each of Michael Weiner and Karyn Miller as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.0001 per share, of New Frontier Media, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of shareholders to be held on Tuesday, August 24, 2004, at 10:00 a.m. Mountain Daylight Time, at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.


This proxy granted by this proxy card will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1 and 2. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of the following director nominees to serve for the following year and until their successors are elected:
   Nominees are: Michael Weiner, Dr. Skender Fani, Melissa Hubbard, Alan Isaacman, David Nicholas and Hiram J. Woo



    FOR ALL NOMINEES                                          WITHHELD FOR THE FOLLOWING ONLY:
      LISTED ABOVE              WITHHOLD AUTHORITY FOR          (WRITE THE NAME(S) OF THE
  WITH EXCEPTIONS NOTED             ALL NOMINEES              NOMINEE(S) IN THE SPACE BELOW)

                                                          --------------------------------------
         / /                             / /

                                                          --------------------------------------



2. Ratification of the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.


         FOR                            AGAINST                          ABSTAIN

        / /                              / /                               / /


Mark here if your address has changed and
provide us with your new address in
the space provided to the right:        New Address: ___________________________

                                        Dated: ___________________________, 2004

                                        ________________________________________
                                            Signature(s) of Stockholder(s)

                                        ________________________________________
                                                     Title


                                        Please mark, date and sign exactly as
                                        your name appears above and return in
                                        the enclosed envelope. If acting as
                                        executor, administrator, trustee,
                                        guardian, etc., you should so indicate
                                        when signing. If the signer is a
                                        corporation, please sign the full
                                        corporate name, by duly authorized
                                        officer. If shares are held jointly,
                                        each stockholder named should sign.